Draft 6/23/99

                            Southern Indiana Gas and
                                Electric Company

                             Underwriting Agreement

To the Representatives of the
   several Underwriters named in
   the respective Pricing Agreements
   hereinafter described.

                                                ________ __, 1999

Dear Sirs:

            From time to time Southern Indiana Gas and Electric Company, an Indiana corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the Senior Notes specified therein) certain of its Senior Notes (the "Senior Notes"). Senior Notes specified in Schedule II to a Pricing Agreement are hereinafter referred to as the "Designated Senior Notes" with respect to such Pricing Agreement.

            The Senior Notes are to be issued under a governing indenture (together with any supplements, the "Senior Note Indenture") each between the Company and ___________________, as Trustee (the "Senior Note Trustee"), in substantially the form heretofore delivered to the Representatives. Until the Release Date (as defined in the Senior Note Indenture), the Senior Notes will be secured by one or more series of Senior Note First Mortgage Bonds (as defined in the Senior Note Indenture) issued and delivered by the Company to the Senior Note Trustee. On the Release Date, the Senior Notes will cease to be secured by the Senior Note First Mortgage Bonds and will become unsecured obligations of the Company. The Senior Note First Mortgage Bonds securing the Senior Notes will be issued under the Company's Mortgage and Deed of Trust, dated as of April 1, 1932, with Bankers Trust Company, New York, New York, as Trustee (the "Mortgage Trustee"), as heretofore supplemented and amended by

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Supplemental Indentures and as the same may be further supplemented by a
Supplemental Indenture relating to the Senior Note First Mortgage Bonds (such Mortgage and Deed of Trust, as so supplemented and amended and as to be supplemented and amended being hereinafter referred to as the "Mortgage" and such Supplemental Indenture being referred to as the "Supplemental Indenture"). The terms and rights of the Senior Notes shall be as specified in the Pricing Agreement relating thereto and specified in or pursuant to the Senior Note Indenture.

            1. Particular sales of Designated Senior Notes may be made from time to time to the Underwriters of such Senior Notes for whom the firms designated as representatives of the Underwriters of such Senior Notes in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Agreement shall not be construed as an obligation of the Company to sell any of the Senior Notes to the Underwriters or as an obligation of any of the Underwriters to purchase any of the Senior Notes. The obligation of the Company to issue and sell any of the Senior Notes and the obligation of any of the Underwriters to purchase any of the Senior Notes shall be evidenced by the Pricing Agreement with respect to the Designated Senior Notes specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Senior Notes, the public offering price of such Designated Senior Notes, the purchase price to the Underwriters of such Designated Senior Notes, the names of the Underwriters of such Designated Senior Notes, the names of the Representatives of such Underwriters and the principal amount of such Designated Senior Notes to be purchased by each Underwriter, and shall set forth the date, time and manner of delivery of such Designated Senior Notes and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Senior Note Indenture, the Registration Statement (as defined in Section 2 hereof) and the Prospectus (as defined in Section 2 hereof)) the terms of such Designated Senior Notes. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or communications transmitted through any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

            2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

            (a) A registration statement in respect of the Senior Notes has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement

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                                                                               3


      and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed, pursuant to rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Form T-1, each as amended at the time such part of the Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Senior Notes, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in

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                                                                               4


      the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Senior Notes in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

            (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Senior Notes through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Senior Notes;

            (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Senior Notes through

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                                                                               5


      the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Senior Notes;

            (d) Other than as set forth in or contemplated by the Prospectus,
      (i) the Company has not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business whether or not insured against; and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been, and prior to the Time of Delivery (as defined in Section 4 hereof) there will not be, any change in the capital stock, long-term debt or long-term lease obligations or commitments of the Company (other than as occasioned by shares of common stock having been issued pursuant to the Company's Dividend Reinvestment and other stock plans) or any material adverse change, or any development which the Company has reasonable cause to believe will involve a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company;

            (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Indiana with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and to execute and deliver this Agreement and to perform its obligations hereunder and under any Pricing Agreement, and the Company is not qualified as a foreign corporation in any jurisdiction and the nature of its operations is such that it is not required to be so qualified;

            (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

            (g) The Company has good and marketable title in fee simple to all of the principal plants and other important units of the Company's property referred to in the Prospectus, except as to Unit Number Four located in the Warrick Power Plant of Alcoa Generating Corporation in which Unit the Company has good and marketable title in fee simple as a tenant in common with Alcoa Generating Corporation, and except that the Company's transmission and distribution lines and mains are constructed principally either under indeterminate permits or other permits from governmental authorities or on rights-of-way held by the Company in fee simple title or by easement from apparent owners and, in addition to the fee simple ownership of certain lands for gas storage purposes, the Company owns rights of gas storage

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                                                                               6


      and other rights incidental thereto which other rights are in the nature of easements only; the transmission and distribution lines and pipeline and storage easements enjoyed by the Company are valid, subsisting and enforceable easements with such exceptions as are not material and do not interfere with the conduct of the business of the Company; substantially all the physical property and franchises owned by the Company are subject to the Mortgage; any property held under lease by the Company is held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made by the Company of any such property that is material to the business of the Company; the gas purchase contracts referred to in the Prospectus are valid and binding contracts in accordance with their terms; the operating agreement with Alcoa Generating Corporation referred to in the Prospectus is a valid and binding contract in accordance with its terms; and except as otherwise set forth in the Prospectus, the Company possesses all licenses, franchises, indeterminate permits, necessity certificates, and other permits, authorizations, approvals, consents and orders of all governmental authorities or agencies necessary for the ownership, operation or lease of the properties owned, operated or leased by it and for the operation of its business as described in the Registration Statement and Prospectus; all such licenses, franchises, indeterminate permits, necessity certificates, other permits, authorizations, approvals, consents and orders are in full force and effect and contain no unduly burdensome provisions and, except as otherwise set forth in the Prospectus, there are no legal, governmental or administrative proceedings pending or, to the knowledge of the Company, threatened that would result in a material modification, suspension or revocation thereof;

            (h) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Company; any Pricing Agreement, when executed and delivered by the Company, will have been duly and validly authorized, executed and delivered on behalf of the Company; the Senior Notes and the Senior Note First Mortgage Bonds have been duly and validly authorized, and, when issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Senior Notes, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations, subject to the qualifications noted below, of the Company entitled to the benefits provided by the Senior Note Indenture and the Mortgage, respectively, which will be substantially in the forms filed as an exhibit to the Registration Statement; the Senior Note Indenture and the Mortgage have been duly and validly authorized, and duly qualified under the Trust Indenture Act, and constitute

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                                                                               7


      valid and legally binding instruments of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Senior Note Indenture and the Mortgage conform and the Designated Senior Notes will conform, to the descriptions thereof in the Prospectus as amended or supplemented with respect to such Designated Senior Notes;

            (i) The Mortgage constitutes a legally valid and directly enforceable first mortgage lien (except as enforceability of such lien may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights) upon substantially all of the Company's properties and franchises, free from all prior liens, charges or encumbrances other than excepted encumbrances as defined therein;

            (j) The issuance and sale of the Senior Notes, the issuance of the Senior Note First Mortgage Bonds and the compliance by the Company with all of the provisions of the Senior Notes, Senior Note First Mortgage Bonds, the Senior Note Indenture, the Mortgage, this Agreement and any Pricing Agreement, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or (except for liens created by the Mortgage) result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in the violation of the provisions of the Company's Amended Articles of Incorporation or By-laws, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body is required for the issue and sale of the Senior Notes or the consummation by the Company of the other transactions contemplated by this Agreement or any Pricing Agreement or the Senior Note Indenture or the Mortgage except the order or orders of the Indiana Utility Regulatory Commission which have been, or will have been prior to the Time of Delivery, obtained and are or will be in full force and effect, authorizing the issuance and sale of the Senior Notes and the Senior Note First Mortgage Bonds, and such as may be required under the Act and the Trust Indenture Act and such

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      consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Senior Notes by the Underwriters;

            (k) Except as set forth in the Prospectus, there are no legal, governmental or administrative proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, except as so set forth, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (l) Arthur Andersen & Co., who have certified certain financial statements of the Company, are independent public accountants as defined in the Act and the rules and regulations of the Commission thereunder;

            (m) The Company is a "holding company" as such term is defined under the Public Utility Holding Company Act (the "1935 Act") and the Company is exempt from all provisions of the 1935 Act except Section 9(A)(2); and

            (n) The Company has reviewed its operations and that of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem and has completed or is in the process of completing measures which are designed to address the Year 2000 Problem. As a result of such review and such measures, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a material adverse effect on the general affairs, management, the current or future consolidated financial position, business prospects, stockholders' equity or results of operations of the Company and its subsidiaries or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

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            3. Upon the execution of the Pricing Agreement applicable to any
Designated Senior Notes and authorization by the Representatives of the release of such Designated Senior Notes, the several Underwriters propose to offer such Designated Senior Notes for sale upon the terms and conditions set forth in the Prospectus as amended and supplemented.

            4. Designated Senior Notes to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Senior Notes.

            5. The Company agrees with each of the Underwriters of any Designated Senior Notes:

            (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Senior Notes in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Senior Notes or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended and supplemented after the date of the Pricing Agreement relating to such Senior Notes and prior to the Time of Delivery for such Senior Notes which shall be disapproved by the Representatives for such Senior Notes promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Senior Notes, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has become effective or any amendment or supplement to the Prospectus or any amended

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      Prospectus has been filed, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Senior Notes, of the suspension of the qualification of such Senior Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Senior Notes or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

            (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Senior Notes for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Senior Notes, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Registration Statement and of each amendment and supplement thereto and copies of the Prospectus as amended and supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of any Designated Senior Notes and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to so notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in Senior Notes as many copies as the Representatives may from time to time reasonably request; and in case any Underwriter is required to deliver a Prospectus in connection with sales of any Designated Senior Notes at any

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      time nine months or more after the time or issue of the Prospectus relating to such Designated Senior Notes, upon the request of the Representatives but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

            (d) To make generally available to its security holders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries, if any (which need not be audited), complying with Section 11(a) of the Act (including, at the option of the Company, Rule 158 thereunder) and covering (i) a twelve-month period beginning not later than the first day of the fiscal quarter next following the date of the Pricing Agreement and (ii) after the date of the post-effective amendment, if any, to the Registration Statement next preceding the date of the Pricing Agreement relating to the Designated Senior Notes;

            (e) During the period beginning from the date of the Pricing Agreement for such Designated Senior Notes and continuing to and including the earlier of (i) the termination of trading restrictions on such Designated Senior Notes, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Senior Notes, not to offer, sell, contract to sell or otherwise dispose of any debt Senior Notes of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Senior Notes, without the prior written consent of the Representatives; and

            (f) To apply the net proceeds from the sale of the Senior Notes in the manner set forth under "Use of Proceeds" in the Prospectus.

            (g) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

            6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Senior Notes under the Act and all other

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expenses in connection with the preparation, printing and filing of the
Registration Statement, any Preliminary Prospectus and the Prospectus and (except as otherwise expressly provided in Section 5(c) hereof) amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Mortgage, any Senior
Note Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Senior Notes; (iii) all expenses in connection with the qualification of the Senior Notes for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Senior Notes or the Senior Note First Mortgage Bonds;
(v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc., of the terms of the sale of the Senior Notes; (vi) the cost of printing, preparing and delivering the Senior Notes; (vii) the fees and expenses of any Senior Note Trustee or Mortgage Trustee and any agent of any Senior Note Trustee or Mortgage Trustee and the fees and disbursements of counsel for any Senior Note Trustee in connection with any Mortgage or Senior
Note Indenture and the Senior Notes or the Senior Note First Mortgage Bonds;
(viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (ix) any advertising expenses connected with the offering and sale of the Senior Notes so long as such advertising expenses have been approved by the Company. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Senior Notes by them, and any advertising expenses connected with any offers they may make.

            7. The obligations of the Underwriters of any Designated Senior Notes under the Pricing Agreement relating to such Designated Senior Notes shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Senior Notes are, at and as of the Time of Delivery for such Designated Senior Notes, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) The Prospectus as amended or supplemented in relation to the applicable Designated Senior Notes shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

            (b) Simpson Thacher & Bartlett, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Senior Notes, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (c) Bamberger, Foreman, Oswald and Hahn, counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Senior Notes, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) The Company has been duly incorporated and is validly
            existing as a corporation in good standing under the laws of the State of Indiana, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented; to the best of such counsel's knowledge, the Company is not qualified as a foreign corporation in any jurisdiction and the nature of its operations is such that it is not required to be so qualified;

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (iii) The Company has good and marketable title in fee simple to all of the principal plants and other important units of the Company's property referred to in the Prospectus, except as to Unit Number Four located in the Warrick Power Plant of Alcoa Generating Corporation in which Unit the Company has good and marketable title in fee simple as a tenant in common with Alcoa Generating Corporation, and except that the Company's transmission and distribution lines and mains are constructed principally either under indeterminate permits or other permits from governmental authorities or on rights-of-way held by the Company in fee simple title or by easement from apparent owners and, in addition to the fee simple ownership of certain lands for gas storage purposes, the Company owns rights of gas storage and other rights incidental thereto which other rights are in the nature of easements only; and the Indenture constitutes, as security for the Senior Note First Mortgage Bonds, and other First Mortgage Bonds, a first lien on substantially all the physical property and franchises owned by the Company, subject only to excepted encumbrances, as therein defined, and upon the acquisition hereafter by the Company of similar property, will, subject to liens existing thereon at the time of acquisition and to the due recordation of the Supplemented Indenture in the counties in which property is located, create such lien thereon;

                  (iv) Except as otherwise set forth in or contemplated by the
            Prospectus, the Company possesses all licenses, franchises, indeterminate permits, necessity certificates, and other permits, authorizations, approvals, consents and orders of all governmental authorities or agencies necessary for the ownership, operation or lease of the properties owned, operated or leased by it and for the operation of its business as described in the Registration Statement and Prospectus, all such licenses, franchises, indeterminate permits, necessity certificates, other permits, authorizations, approvals, consents and orders are in full force and effect and contain no unduly burdensome provisions and, except as otherwise set forth in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of such counsel, threatened that would result in a material modification, suspension or revocation thereof;

                  (v) To the best of such counsel's knowledge after due inquiry there are no legal or governmental proceedings pending to which the Company is a party or of which property of the Company is the subject, other than as set forth in the Prospectus as amended or supplemented and except for proceedings incident to the kind of business conducted by the Company which individually and in the aggregate are not material to the Company; and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vi) This Agreement and the Pricing Agreement with respect to the Designated Senior Notes have been duly authorized, executed and delivered by the Company;

                  (vii) The Designated Senior Notes have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled (subject to the qualifications noted in Paragraph (viii) below) to the benefits provided by the Senior Note Indenture; and the Designated Senior Notes and the Senior Note Indenture conform to the description thereof in the Prospectus as amended or supplemented;

                  (viii) The Senior Note Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Senior Note Indenture has been duly qualified under the Trust Indenture Act, and all taxes and fees required to be paid with respect to the execution and delivery of the Senior Note Indenture, the filing and recording of the Senior Note Indenture and the issuance of the Senior Notes have been paid;

                  (ix) The Senior Note First Mortgage Bonds have been duly
            authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled (subject to the qualifications noted in Paragraph (x) below) to the benefits provided by the Mortgage;

                  (x) The Mortgage has been duly authorized, executed and
            delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, [except as the same may be limited by laws of the States of Indiana and Kentucky, where the property covered thereby is located, relating to or affecting the remedies for the enforcement of the security provided therein, which laws do not, in the opinion of such counsel, make inadequate the remedies necessary for the realization of the benefits of such security,] or as the same may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act, and all taxes and fees required to be paid with respect to the execution and delivery of the Mortgage, the filing and recording of the Mortgage and the issuance of the Senior Note First Mortgage Bonds have been paid;

                  (xi) The issuance and sale of the Designated Senior Notes and the Senior Note First Mortgage Bonds and the compliance by the Company with all of the provisions of the Designated Senior Notes, the Senior Note Indenture, the Senior Note First Mortgage bonds, the Mortgage, this Agreement and the Pricing Agreement with respect to the Designated Senior Notes and the Senior Note First Mortgage Bonds and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or (except for liens created by the Mortgage) result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in the violation of the provisions of the Company's Amended Articles of Incorporation or By-Laws, or any statute or any order, rule or regulation of any court or governmental agency or entity having jurisdiction over the Company or any of its properties;

                  (xii) The Indiana Utility Regulatory Commission has duly
            authorized the issuance and sale of the Senior Notes and the Senior Note First Mortgage Bonds as contemplated by this Agreement, such approval is in full force and effect and the time to appeal has expired, and no further consent, approval, authorization or order of or registration or qualification with any court or governmental agency or body is required for the issue and sale of the Senior Notes or the Senior Note First Mortgage Bonds or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the Mortgage or the Senior Note Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Senior Notes by the Underwriters;

                  (xiii) Such counsel has no reason to believe that any of the documents incorporated by reference in the Prospectus (other than the financial statements and other financial data therein, as to which such counsel need express no opinion), when they were filed with the Commission, failed to comply as to form in all material respects with the requirements of the Act, the Exchange Act and the Trust Indenture Act, as applicable, and the rules and regulations of the Commission thereunder, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                  (xiv) Such counsel has no reason to believe that, as of the
            Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

            (d) Winthrop, Stimson, Putnam & Roberts, counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery for such Designated Senior Notes in form and substance satisfactory to the Representatives, to the effect that:

                  (i) The Company has been duly incorporated and is validly
            existing in good standing under the laws of the State of Indiana, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                  (ii) The Designated Senior Notes have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled (subject to the qualifications noted in Paragraph (iii) below) to the benefits provided by the Senior Note Indenture; and the Designated Senior Notes and the Senior Note Indenture conform to the description thereof in the Prospectus as amended or supplemented;

                  (iii) The Senior Note Indenture has been duly authorized,
            executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Senior Note Indenture has been duly qualified under the Trust Indenture Act, and all taxes and fees required to be paid with respect to the execution and delivery of the Senior Note Indenture, the filing and recording of the Senior Note Indenture and issuance of the Senior Notes have been paid;

                  (iv) The Senior Note First Mortgage Bonds have been duly
            authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled (subject to the qualifications noted in Paragraph (v) below) to the benefits provided by the Mortgage; and the Senior Note First Mortgage Bonds and the Mortgage conform to the description thereof in the Prospectus as amended or supplemented;

                  (v) The Mortgage has been duly authorized, executed and
            delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, except as the same may be limited by laws of the States of Indiana and Kentucky, where the property covered thereby is located, relating to or affecting the remedies for the enforcement of the security provided for therein, or as the same may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Mortgage has been duly qualified under the Trust Indenture Act, and all taxes and fees required to be paid with respect to the execution and delivery of the Mortgage, the filing and recording of the Mortgage and issuance of the Senior Note First Mortgage Bonds have been paid;

                  (vi) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and other financial data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the

            Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading; and

                  (vii) The Registration Statement has become effective under the Act and to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of such counsel, threatened by the Commission; and

                  (viii) The Registration Statement and the Prospectus as
            amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Senior Notes (other than the financial statements and other financial data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and other financial data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statement therein, in light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

                  (ix) The terms of the Senior Notes conform as to legal matters to the descriptions thereof and the statements in regard thereto contained in the Registration Statement and the Prospectus as amended or supplemented;

                  (x) The Indiana Utility Regulatory Commission has duly
            authorized the issuance and sale of the Senior Notes and the Senior Note First Mortgage Bonds as contemplated by this Agreement, such approval is in full force and effect and the time to appeal has expired, and no further consent, approval, authorization or order of or registration or qualification with any court or governmental agency or body is required for the issue and sale of the Senior Notes or the Senior Note First Mortgage Bonds or the consummation by the Company of the transactions contemplated by this Agreement of any Pricing Agreement, the Mortgage or the Senior Note Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Senior Notes by the Underwriters; and

                  (xi) This Agreement and the Pricing Agreement relating to such
            Designated Senior Notes have been duly authorized, executed and delivered by the Company.

            It is understood that in rendering such opinion, Winthrop, Stimson, Putnam & Roberts may rely as to matters of Indiana and Kentucky law upon the opinion of Bamberger, Foreman, Oswald and Hahn;

            (e) At the Time of Delivery for such Designated Senior Notes, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries, if any, included or incorporated by reference in the Registration Statement shall have furnished to the

      Representatives a letter dated such Time of Delivery in form and substance satisfactory to the Representatives, to the effect set forth in Annex II hereto and as to such other matters as the Representatives may reasonably request;

            (f) Other than as set forth or contemplated in the Prospectus as amended or supplemented (i) the Company shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business whether or not insured against, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock, long-term debt or long-term lease obligations or commitments of the Company (other than occasioned by shares of common stock having been issued pursuant to the Company's Dividend Reinvestment and other stock plans) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, the effect of which in any such case described in Clause (i) or
      (ii) is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Senior Notes on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

            (g) On or after the date of the Pricing Agreement relating to the Designated Senior Notes, (i) no downgrading shall have occurred in the rating accorded the Company's [senior] debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

            (h) On or after the date of the Pricing Agreement relating to the Designated Senior Notes there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Senior Notes on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

            (i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

            (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Senior Notes a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

      8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Senior Notes, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Senior Notes, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Senior Notes through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Senior Notes; and provided further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Designated Senior Notes to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus in any case where such delivery is required by the Act if such Underwriter failed to make reasonable efforts generally consistent with the then prevailing industry practice and the Company has previously furnished copies thereof in sufficient quantity and on a timely basis to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing to such Underwriter and corrected in the Prospectus.

            (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Senior Notes, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Senior Notes, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under Subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

            (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriters of the Designated Senior Notes on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations, including relative benefit. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Senior Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Senior Notes in this Subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Senior Notes and not joint.

            (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

            9. (a) If any Underwriter shall default in its obligation to purchase the Designated Senior Notes which it has agreed to purchase under the Pricing Agreement relating to such Designated Senior Notes, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Senior Notes on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Senior Notes, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Senior Notes on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Senior Notes, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Senior Notes, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Senior Notes for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to the Pricing Agreement relating to such Designated Senior Notes.

            (b) If, after giving effect to any arrangements for the purchase of the Designated Senior Notes of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Subsection (a) above, the aggregate principal amount of such Designated Senior Notes which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Senior Notes, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Senior Notes which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Senior Notes and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Senior Notes which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Senior Notes of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

            (c) If, after giving effect to any arrangements for the purchase of the Designated Senior Notes of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Subsection (a) above, the aggregate principal amount of Designated Senior Notes which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Senior Notes, as referred to in Subsection (b) above, or if the Company shall not exercise the right described in Subsection (b) above to require non-defaulting Underwriters to purchase Designated Senior Notes of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Senior Notes shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

            10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Senior Notes.

            11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Senior Notes covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Senior Notes are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Senior Notes, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Senior Notes except as provided in
Section 6 and Section 8 hereof.

            12. In all dealings hereunder, the Representatives of the Underwriters of Designated Senior Notes shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

            All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address provided to the Company for the purpose of notices pursuant to such Section 8(c).

            13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Senior Notes from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

            14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business. As used herein, "New York Business Day" shall mean any day when the New York Stock Exchange is open for business.

            15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

            If the foregoing is in accordance with your understanding, please sign and return to us 5 counterparts hereof.

                                        Very truly yours,

                                        Southern Indiana Gas and
                                          Electric Company

                                        By:
                                            -------------------------------
                                              Name:
                                              Title:


-----------------------------

                                                                         ANNEX I

                                PRICING AGREEMENT


                                                [Date]

Dear Sirs:

            Southern Indiana Gas and Electric Company (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated 1999 (the "Underwriting Agreement"), between the Company, on the one hand, and you, on the other hand, to issue and sell to you the Senior Notes specified in Schedule I hereto (the "Designated Senior Notes"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each of the representations and warranties set forth in Section 2 of the Underwriting Agreement with respect to the Prospectus or the information contained in the Prospectus shall constitute a representation or warranty thereof (a) as of the date of the Underwriting Agreement with respect to the Prospectus (as therein defined), and also (b) as of the date of this Pricing Agreement with respect to the Prospectus as amended or supplemented relating to the Designated Senior Notes which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein; terms defined in the Underwriting Agreement are used herein as therein defined.

            An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Senior Notes, in the form heretofore delivered to you is now proposed to be filed, or in the case of a supplement mailed for filing, with the Commission.

            Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to you, and you agree to purchase from the Company, at the time and place and at a purchase price to you set forth in Schedule I hereto, the principal amount of Designated Senior Notes set forth on Schedule I.

            If the foregoing is in accordance with your understanding, please sign and return to us 5 counterparts hereof, and upon acceptance by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                        Very truly yours,

                                        Southern Indiana Gas and
                                        Electric Company

                                        By
                                          ---------------------------------


Accepted as of the date hereof:


------------------------------

                                                                        ANNEX II

            Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish a letter to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representative of the Underwriters (the "Representatives");

                  (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                  (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (B) any other unaudited income statement data and balance
            sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial
            statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

            All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Senior Notes for purposes of the letter delivered at the Time of Delivery for such Designated Senior Notes.

                                   SCHEDULE I

                                                                     Principal
Underwriter                                                           Amount
-----------                                                          ---------


      Total
                                                                     =========

                                   SCHEDULE II

Title of Designated Senior Notes:
      Senior Notes, ____% Series Due
      ___________

Aggregate principal amount:
      $

Price to Public:
      ____% of the principal amount of
      the Designated Senior Notes, plus accrued interest from ________ to the
      Time of Delivery

Purchase Price by Underwriters:
      _____% of the principal amount of
      the Designated Senior Notes, plus accrued interest from ________ to the
      Time of Delivery

Indenture:

Maturity:
      ________

Interest Rate:
      _____%

Interest Payment Dates:
      ________ and ________ of each year,
      commencing ________

Redemption Provisions:


Sinking Fund Provisions:

Time of Delivery:
      10:00 a.m.
      [Closing Date]

Closing Location: